Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Dennis A. DeGennaro
Dennis A. DeGennaro

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Joseph A. Lucarelli
Joseph A. Lucarelli

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Thomas O. Maggs
Thomas O. Maggs

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Anthony J. Marinello
Anthony J. Marinello, M.D., PhD

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Robert A. McCormick
Robert A. McCormick

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ William D. Powers
William D. Powers

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ William J. Purdy
William J. Purdy

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Robert J. McCormick
Robert J. McCormick

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3
of
TRUSTCO BANK CORP NY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and ROBERT M. LEONARD, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2011

/s/ Robert T. Cushing
Robert T. Cushing